                                                                    EXHIBIT 99.1

                              1Q'04 Conference Call
                          11:00 AM ET, Today, 4/30/2004
                          Dial 800-547-9328 for Q&A

Webcast:  Via Web site,  homeproperties.com,  in the  "Investors"  section under
"Financial Information"

Question  and  Answer:  You will need to press the  number one  followed  by the number four on your touchtone phone to be placed in the queue to ask a question.
If you are using a speakerphone,  please pick up the handset before pressing the numbers. No password is required.

Enclosed are the following supplemental reports:

1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions and Sequential NOI Comparison
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Breakdown of "Other Income"
6.       Summary of Recent Acquisitions
7.       Summary of Recent Sales
8.       Breakdown of Owned Units by Market
9.       Debt Summary Schedule
10.      Net Asset Value Calculation
11.      Capital Expenditure and Adjusted NOI Summary
12.      2004 Earnings Guidance
13.      Reconciliation of FIN 46 Consolidation

Audio Replay:                      800-633-8284 or 402-977-9140
Audio Replay Passcode:             21164171

Please call our office at  585-546-4900  if there is any additional  information that we can provide.

JS:yjw
Enclosures

                   HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                               FIRST QUARTER 2004                       Q1 '04 versus Q1 '03
                                                                                            % Growth
                                                                                        --------------------
                                                                                                                      Q1 '04
                                    # of         Date     Q1 '04     Q1 '04   Year Ago   Rental    Rental        NOI   % NOI       %
                                   Apts.        Acqu.   Rent/Mo.     Occup.     Occup.    Rates     Revs.     w/ G&A  w/ G&A  #Units
                                   -----        -----   --------     ------     ------    -----     -----     ------  ------  ------

Baltimore Region
  Bonnie Ridge                       966     7/1/1999       $989      92.3%      90.6%     2.1%      4.0%       8.0%
  Brittany Place                     591    8/22/2002     $1,013      94.3%      95.9%     6.4%      4.7%       0.1%
  Canterbury Apartments              618    7/16/1999       $782      94.9%      92.6%     3.7%      6.2%       8.0%
  Country Village                    344    4/30/1998       $765      93.6%      88.9%     3.5%      9.0%      20.0%
  Falcon Crest                       396    7/16/1999       $841      94.6%      92.5%     4.3%      6.6%       4.2%
  Fenland Field                      234     8/1/2001       $987      91.0%      91.4%     4.7%      4.2%      11.0%
  Gateway Village                    132    7/16/1999     $1,097      95.0%      96.4%     6.5%      5.0%       6.2%
  Mill Towne Village Apts            384    5/31/2001       $743      93.6%      83.5%     4.0%     16.6%      26.6%
  Morningside Heights              1,050    4/30/1998       $769      94.4%      88.7%     2.6%      9.2%      10.0%
  Owings Run                         504    7/16/1999       $944      92.1%      86.1%    -2.9%      4.0%       6.6%
  Selford Townhomes                  102    7/16/1999     $1,107      97.4%      93.3%     6.5%     11.1%      13.4%
  Shakespeare Park                    82    7/16/1999       $620      97.8%      99.8%     1.5%     -0.6%       8.6%
  Timbercroft Townhomes              284    7/16/1999       $700      99.2%      99.5%     6.3%      6.0%       7.4%
  Village Square Townhomes           370    7/16/1999       $979      94.4%      95.9%     7.7%      6.0%       7.4%
  Woodholme Manor                    176    3/31/2001       $685      96.8%      92.9%     8.6%     13.2%      17.3%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
     Total Baltimore Region        6,233                    $870      94.0%      91.3%     3.6%      6.6%       8.7%   16.2%   14.8%

Boston Region:
  Gardencrest                        696    6/28/2002     $1,257      93.9%      94.1%    12.3%     12.1%      -6.9%
  Stone Ends                         280    2/12/2003     $1,169      95.6%       n/a      n/a       n/a        n/a
  The Village at Marshfield          276    3/17/2004     $1,085      89.1%       n/a      n/a       n/a        n/a
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
      Total Boston Region          1,252                  $1,232      94.4%      94.1%    12.3%     12.1%      -6.9%    3.3%    3.0%

Buffalo, NY Region:
  Emerson Square                      96   10/15/1997       $654      98.1%      94.5%     2.6%      6.5%      20.3%
  Idylwood                           720     1/1/1995       $653      93.2%      89.1%     1.1%      5.7%      14.8%
  Paradise Lane                      324   10/15/1997       $681      92.8%      84.5%     0.6%     10.6%      12.8%
  Raintree Island                    504     8/4/1994       $707      92.8%      85.0%     0.6%      9.9%      17.9%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
      Total Buffalo Region         1,644                    $675      93.3%      87.2%     0.9%      8.0%      15.6%    2.1%    3.9%

Connecticut Region
  Apple Hill                         498    3/27/1998     $1,024      92.2%      93.0%     0.6%     -0.3%     -15.2%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
     Total Connecticut Region        498                  $1,024      92.2%      93.0%     0.6%     -0.3%     -15.2%    1.3%    1.2%

Delaware Region
  Home Properties of Newark          432    7/16/1999       $766      95.2%      88.5%     6.5%     14.6%      33.4%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
     Total Delaware Region           432                    $766      95.2%      88.5%     6.5%     14.6%      33.4%    0.8%    1.0%

Detroit, Michigan Region
  Canterbury Square                  336   10/29/1997       $746      95.8%      86.5%    -1.1%      9.6%      20.1%
  Carriage Hill - MI                 168    9/29/1998       $770      94.4%      90.9%     0.0%      3.9%      32.1%
  Carriage Park                      256    9/29/1998       $738      94.4%      91.9%     0.0%      2.9%      13.7%
  Charter Square                     492   10/29/1997       $843      94.1%      88.6%    -0.1%      6.1%      14.6%
  Cherry Hill Club                   165     7/7/1998       $650      87.4%      91.1%    -2.1%     -6.1%     -33.9%
  Cherry Hill Village                224    9/29/1998       $703      97.0%      88.3%    -1.0%      8.7%      38.1%
  Deerfield Woods                    144    3/22/2000       $817      91.2%      91.1%     0.3%      0.4%      -5.1%
  Fordham Green                      146   10/29/1997       $898      89.8%      93.6%     2.9%     -1.3%      -9.7%
  Golfview Manor                      44   10/29/1997       $591      88.4%      87.8%     3.6%      4.3%      74.5%
  Greentrees                         288   10/29/1997       $655      90.9%      92.2%    -0.4%     -1.8%      -6.3%
  Hampton Court                      182    9/30/2000       $670      88.6%      83.9%     3.6%      9.5%      20.0%
  Kingsley                           328   10/29/1997       $669      93.4%      88.9%    -2.9%      2.0%       3.4%
  Macomb Manor                       217    3/22/2000       $691      94.4%      95.2%     1.1%      0.3%       6.9%
  Oak Park Manor                     298   10/29/1997       $833      90.9%      83.9%    -0.1%      8.3%      29.5%
  Parkview Gardens                   484   10/29/1997       $649      90.4%      86.0%     1.0%      6.2%      33.5%
  Scotsdale                          376   11/26/1997       $673      95.0%      90.9%    -4.0%      0.3%       6.7%
  Southpointe Square                 224   10/29/1997       $642      89.6%      84.8%    -1.0%      4.6%      18.1%
  Springwells Park                   303     4/8/1999       $968      89.8%      82.5%    -3.8%      4.7%       8.7%
  Stephenson House                   128   10/29/1997       $662      88.4%      88.5%    -1.4%     -1.5%      -4.0%
  The Lakes                          434    11/5/1999       $867      91.5%      82.7%    -4.1%      6.1%      15.9%
  Woodland Gardens                   337   10/29/1997       $728      94.7%      84.7%    -2.3%      9.3%      24.7%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
     Total Detroit Region          5,574                    $747      92.4%      87.5%    -1.1%      4.4%      13.4%   10.2%   13.2%

Hudson Valley Region
  Carriage Hill                      140    7/17/1996     $1,185      93.4%      96.8%     6.6%      2.8%      -2.8%
  Cornwall Park                       75    7/17/1996     $1,600      87.9%      90.8%    -0.7%     -3.8%      -3.9%
  Lakeshore Villas                   152    7/17/1996       $987      90.8%      95.5%     4.6%     -0.6%      -2.5%
  Patricia                           100     7/7/1998     $1,302      93.5%      94.5%     9.2%      8.0%      -6.5%
  Sherwood Consolidation             224   10/11/2002       $958      96.1%      97.4%    16.7%     15.2%      55.5%
  Sunset Gardens                     217    7/17/1996       $852      96.0%      98.1%     5.9%      3.7%       2.2%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
      Total Hudson Valley Region     908                  $1,063      93.4%      95.9%     7.6%      4.9%       5.2%    2.2%    2.2%

Illinois Region
  Blackhawk                          371   10/20/2000       $849      89.7%      90.9%     1.1%     -0.3%       4.5%
  Courtyards Village                 224    8/29/2001       $755      98.0%      91.8%    -4.3%      2.2%      18.6%
  Cypress Place                      192   12/27/2000       $875      91.4%      92.1%    -1.6%     -2.3%       7.5%
  The Colony                         783     9/1/1999       $829      90.5%      92.2%    -0.6%     -2.4%       3.3%
  The New Colonies                   672    6/23/1998       $713      92.0%      89.5%     2.2%      5.0%      -1.1%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
     Total Illinois Region         2,242                    $794      91.6%      91.2%     0.0%      0.3%       3.9%    4.2%    5.3%

Indiana Region
  Maple Lane                         396     7/9/1999       $654      90.2%      85.3%    -2.3%      3.4%     -22.4%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
     Total Indiana Region            396                    $654      90.2%      85.3%    -2.3%      3.4%     -22.4%    0.5%    0.9%

Long Island, NY Region
  Bayview / Colonial                 160    11/1/2000     $1,097      96.2%      94.2%     5.4%      7.6%      11.8%
  Cambridge Village                   82     3/1/2002     $1,291      96.9%      98.8%     6.7%      4.7%      -3.6%
  Coventry Village                    94    7/31/1998     $1,282      95.4%      96.4%     5.5%      4.4%      -1.3%
  Devonshire Hills                   297    7/16/2001     $1,660      92.3%      92.3%    -1.1%     -1.1%      -6.1%
  East Winds                          96    11/1/2000     $1,074      94.1%      90.1%     5.9%     10.5%      17.3%
  Hawthorne Consolidation            434     4/4/2002     $1,246      96.4%      88.6%     6.6%     15.9%      21.2%
  Heritage Square                     80     4/4/2002     $1,277      96.1%      98.1%     6.7%      4.5%      17.3%
  Holiday/Muncy Consolidation        143    5/31/2002       $912      97.2%      98.5%     1.6%      0.3%      -5.6%
  Lake Grove Apartments              368     2/3/1997     $1,327      95.7%      95.4%     5.4%      5.7%       8.2%
  Maple Tree                          84    11/1/2000     $1,116      90.6%      94.0%     5.8%      2.0%       0.5%
  Mid- Island Estates                232     7/1/1997     $1,130      97.1%      95.7%     5.8%      7.3%       4.5%
  Rider Terrace                       24    11/1/2000     $1,129      96.8%     100.1%     6.4%      2.9%     -12.3%
  South Bay Manor                     61    9/11/2000     $1,413      95.0%      93.5%     7.1%      8.8%     -13.4%
  Southern Meadows                   452    6/29/2001     $1,311      94.5%      94.2%     4.0%      4.3%      -2.8%
  Stratford Greens                   359     3/1/2002     $1,337      93.7%      94.9%     5.5%      4.2%       2.4%
  Terry Apartments                    65    11/1/2000     $1,080      91.7%      92.7%     6.0%      4.9%      -2.9%
  Westwood Village Apts              242     3/1/2002     $1,907      95.9%      94.7%     9.1%     10.4%      14.3%
  Woodmont Village Apts               96     3/1/2002     $1,177      96.8%      95.1%     4.2%      6.0%       3.1%
  Yorkshire Village Apts              40     3/1/2002     $1,359      97.8%      97.9%     6.0%      5.8%      19.3%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
      Total Long Island Region     3,409                  $1,320      95.1%      94.0%     5.0%      6.2%       4.2%   12.9%    8.1%

Maine Region
  Mill Co. Gardens                    95     7/7/1998       $705      91.1%      98.7%     9.5%      1.2%     -10.4%
  Redbank Village                    500     7/7/1998       $753      91.3%      91.7%     3.7%      3.3%       1.1%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
     Total Maine Region              595                    $745      91.3%      92.7%     4.5%      3.0%      -0.5%    1.2%    1.4%

New Jersey Region
  Chatham Hill Apartments            308    1/30/2004     $1,471      73.8%       n/a      n/a       n/a        n/a
  East Hill Gardens                   33     7/7/1998     $1,297      93.4%      95.5%     4.3%      2.0%       9.4%
  Fairmount Apartments                54    1/30/2004       $772      98.8%       n/a      n/a       n/a        n/a
  Kensington Apartments               38    1/30/2004       $903      97.7%       n/a      n/a       n/a        n/a
  Lakeview                           106     7/7/1998     $1,107      94.2%      99.0%     7.2%      2.0%      -2.4%
  Northwood Apartments               134    1/30/2004     $1,136      92.2%       n/a      n/a       n/a        n/a
  Oak Manor                           77     7/7/1998     $1,596      97.9%      93.7%     3.1%      7.8%       6.4%
  Pleasant View                    1,142     7/7/1998       $981      94.1%      91.9%     2.6%      5.2%      10.1%
  Pleasure Bay                       270     7/7/1998       $900      96.3%      98.0%     9.4%      7.5%       6.1%
  Royal Gardens Apartments           550    5/28/1997     $1,024      93.3%      97.3%     3.7%     -0.6%      -8.5%
  Wayne Village                      275     7/7/1998     $1,118      95.6%      90.7%     4.4%     10.1%       8.0%
  Windsor Realty                      67     7/7/1998     $1,038      92.3%      95.4%     6.4%      2.9%       3.7%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
      Total New Jersey Region      3,054                  $1,026      94.5%      94.0%     4.0%      4.5%       4.2%    7.9%    7.2%

Philadelphia Region
  Beechwood Gardens                  160     7/7/1998       $778      96.7%      94.3%     4.6%      7.4%      11.2%
  Castle Club                        158    3/15/2000       $846      93.9%      98.3%     5.4%      0.7%      -8.3%
  Cedar Glen                         110     3/3/1998       $669      90.6%      83.6%     8.6%     17.8%      47.7%
  Chesterfield                       247    9/23/1997       $836      95.6%      96.2%     2.8%      2.1%      -3.0%
  Curren Terrace                     318    9/23/1997       $886      91.6%      89.3%     2.2%      4.9%       8.3%
  Executive House                    100    9/23/1997       $882      96.7%      92.8%     1.4%      5.7%      15.6%
  Glen Brook                         177    7/28/1999       $726      95.2%      92.8%     2.8%      5.5%      27.2%
  Glen Manor                         174    9/23/1997       $734      93.4%      93.0%     2.6%      3.1%       7.5%
  Golf Club                          399    3/15/2000       $980      91.5%      92.0%     2.9%      2.3%      18.0%
  Hill Brook Place                   274    7/28/1999       $807      95.0%      97.2%     2.6%      0.3%      -8.5%
  Home Properties of Bryn Mawr       316    3/15/2000     $1,024      94.6%      90.0%     1.6%      6.8%      10.5%
  Home Properties of Devon           629    3/15/2000     $1,060      92.9%      90.1%     0.7%      3.8%      -8.8%
  New Orleans Consolidation          442    7/28/1999       $776      94.2%      91.5%     2.7%      5.7%      -7.3%
  Racquet Club                       467     7/7/1998       $935      96.4%      95.1%     3.5%      4.9%       2.7%
  Racquet Club South                 103    5/27/1999       $828      94.8%      97.3%     4.1%      1.5%      -6.8%
  Ridley Brook                       244    7/28/1999       $795      97.6%      96.1%     3.3%      4.9%      -2.8%
  Sherry Lake                        298    7/23/1998     $1,077      94.9%      94.1%     3.3%      4.3%      -4.2%
  The Landings                       384   11/25/1996       $961      93.6%      94.0%     5.0%      4.5%       0.9%
  Trexler Park                       249    3/15/2000     $1,019      86.0%      86.3%     4.5%      4.0%     -10.2%
  Valley View                        177    9/23/1997       $767      89.0%      91.1%     0.4%     -1.9%     -22.4%
  Village Square                     128    9/23/1997       $873      96.3%      89.4%     4.3%     12.4%      22.5%
  William Henry                      363    3/15/2000     $1,033      92.3%      83.3%    -1.0%      9.8%      18.2%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
      Total Philadelphia Region    5,917                    $911      93.6%      91.8%     2.6%      4.6%       1.7%   12.9%   14.0%

Rochester, NY Region:
  1600 East Avenue                   164    9/18/1997     $1,029      89.9%      60.3%   -18.5%     21.5%     128.1%
  1600 Elmwood                       210     8/4/1994       $913      95.4%      89.3%     2.1%      9.0%      11.6%
  Brook Hill                         192     8/4/1994       $864      94.7%      77.2%    -3.6%     18.3%      33.1%
  Newcastle Apartments               197     8/4/1994       $769      93.8%      94.6%     1.6%      0.7%      -6.8%
  Northgate Manor                    224    11/3/1994       $681      94.4%      81.8%    -0.5%     14.9%      47.2%
  Perinton Manor                     224     8/4/1994       $804      95.4%      87.8%    -1.3%      7.3%       8.3%
  Riverton Knolls                    240     8/4/1994       $825      93.1%      79.9%    -1.2%     15.1%      -4.7%
  Spanish Gardens                    220     8/4/1994       $696      91.9%      81.5%     0.4%     13.3%      16.4%
  The Meadows                        113     8/4/1994       $743      96.8%      94.4%     4.3%      6.9%      -4.6%
  Woodgate                           120    6/30/1997       $818      95.0%      91.8%     1.9%      5.4%      -5.2%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
      Total Rochester Region       1,904                    $811      93.9%      82.3%    -2.4%     11.4%      14.0%    3.3%    4.5%

Syracuse, NY Region:
  Fairview Heights                   214     8/4/1994       $941      91.3%      95.1%     6.2%      1.9%     -11.4%
  Harborside Manor                   281    9/30/1994       $665      96.8%      93.3%     1.4%      5.2%     -15.9%
  Pearl Street                        60    5/17/1995       $578      99.1%      91.7%     1.0%      9.1%      15.3%
  Village Green (inclu Fairways)     448   12/19/1994       $688      91.7%      86.5%     1.9%      8.0%      12.4%
  Westminster Place                  240     1/1/1996       $663      96.3%      91.4%     1.0%      6.3%       8.3%
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
      Total Syracuse Region        1,243                    $716      93.8%      90.9%     2.5%      5.7%      -0.8%    1.8%    2.9%

Washington DC Region
  Braddock Lee                       254    3/16/1998     $1,108      95.4%      95.4%     4.7%      4.7%      12.2%
  Cider Mill                         864    9/27/2002     $1,014      94.8%      95.8%     2.7%      1.7%      -7.0%
  East Meadow                        150     8/1/2000     $1,137      97.1%      87.7%    -1.3%      9.3%      30.2%
  Elmwood Terrace                    504    6/30/2000       $811      94.2%      92.8%     4.7%      6.3%       3.2%
  Falkland Chase                     450    9/10/2003     $1,113      94.6%       n/a      n/a       n/a        n/a
  Orleans Village                    851   11/16/2000     $1,127      94.2%      84.6%    -2.9%      8.1%      12.2%
  Park Shirlington                   294    3/16/1998     $1,129      91.5%      93.6%     1.8%     -0.5%      -6.8%
  Pavilion Apartments                432     7/1/1999     $1,375      89.7%      93.3%     1.3%     -2.6%      -7.8%
  Seminary Hill                      296     7/1/1999     $1,133      93.3%      87.4%     2.7%      9.6%      12.6%
  Seminary Towers                    548     7/1/1999     $1,113      92.8%      92.5%     1.3%      1.6%       2.5%
  Tamarron Apartments                132    7/16/1999     $1,137      92.7%      94.6%     7.4%      5.3%       8.1%
  The Apts at Wellington Trace       240     3/2/2004     $1,167      94.3%       n/a      n/a       n/a        n/a
  The Manor - MD                     435    8/31/2001     $1,122      92.1%      95.4%     3.6%     -0.1%     -17.1%
  The Manor - VA                     198    2/19/1999       $902      89.0%      93.5%     2.2%     -2.7%     -10.3%
  The Sycamores                      185   12/16/2002     $1,102      95.4%      92.5%     0.8%      4.0%       3.9%
  Virginia Village                   344    5/31/2001     $1,167      94.4%      93.8%     3.6%      4.3%      12.3%
  Wellington Lakes                   160   10/24/2001       $760      85.3%      82.9%     2.3%      5.3%     -57.9%
  Wellington Woods                   114   10/24/2001       $810      86.9%      91.9%     7.3%      1.5%     -37.8%
  West Springfield                   244   11/18/2002     $1,195      94.1%      84.0%    -3.5%      8.1%      19.6%
  Woodleaf Apartments                228    3/19/2004     $1,108      84.4%       n/a      n/a       n/a        n/a
                                  ------                  ------      ----       ----      ---       ---        ---    ----    ----
     Total Washington DC Region    6,923                  $1,084      93.2%      91.4%     1.6%      3.5%       0.6%   19.1%   16.4%

TOTAL OWNED PORTFOLIO             42,224                    $934      93.4%       n/a      n/a       n/a        n/a  100.0%  100.0%
TOTAL CORE PORTFOLIO              40,216                    $927      93.5%      91.1%     2.4%      5.2%       2.6%

Home Properties, Inc.
March 31, 2004 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES

----------------------------------------------------------- ------------ ------------- -----------
                                                                1st Qtr       4th Qtr
Region                                             % Units         2004          2003    Variance
------                                             -------         ----          ----    --------

New Jersey, Long Island, Hudson Valley               17.0%        94.7%         94.3%        0.4%
Baltimore                                            15.5%        94.0%         93.1%        0.9%
Washington                                           14.9%        93.1%         93.4%       -0.3%
Philadelphia                                         14.7%        93.6%         92.7%        0.9%
Detroit                                              13.9%        92.4%         91.2%        1.2%
Upstate, NY                                          11.9%        93.7%         95.3%       -1.6%
Misc.                                                 6.5%        92.6%         92.2%        0.4%
Chicago                                               5.6%        91.6%         92.0%       -0.4%
                                                    -----         ----          ----         ---

Total                                               100.0%        93.5%         93.3%        0.2%
                                                    =====         ====          ====         ===
----------------------------------------------------------- ------------ ------------- -----------

----------------------------------------------------------- ------------ ------------- -----------
                                                                1st Qtr       1st Qtr
Region                                             % Units         2004          2003    Variance
------                                             -------         ----          ----    --------

New Jersey, Long Island, Hudson Valley               17.0%        94.7%         94.3%        0.4%
Baltimore                                            15.5%        94.0%         91.3%        2.7%
Washington                                           14.9%        93.1%         91.4%        1.7%
Philadelphia                                         14.7%        93.6%         91.8%        1.8%
Detroit                                              13.9%        92.4%         87.5%        4.9%
Upstate, NY                                          11.9%        93.7%         86.2%        7.5%
Misc.                                                 6.5%        92.6%         91.3%        1.3%
Chicago                                               5.6%        91.6%         91.2%        0.4%
                                                    -----         ----          ----         ---

Total                                               100.0%        93.5%         91.1%        2.4%
                                                    =====         ====          ====         ===
----------------------------------------------------------- ------------ ------------- -----------

----------------------------------------------------------- ------------ ------------- -----------
                                                                  March       1st Qtr
Region                                             % Units         2004          2004    Variance
------                                             -------         ----          ----    --------

New Jersey, Long Island, Hudson Valley               17.0%        94.8%         94.7%        0.1%
Baltimore                                            15.5%        94.2%         94.0%        0.2%
Washington                                           14.9%        93.2%         93.1%        0.1%
Philadelphia                                         14.7%        93.7%         93.6%        0.1%
Detroit                                              13.9%        92.9%         92.4%        0.5%
Upstate, NY                                          11.9%        93.2%         93.7%       -0.5%
Misc.                                                 6.5%        93.0%         92.6%        0.4%
Chicago                                               5.6%        91.9%         91.6%        0.3%
                                                    -----         ----          ----         ---

Total                                               100.0%        93.7%         93.5%        0.2%
                                                    =====         ====          ====         ===
----------------------------------------------------------- ------------ ------------- -----------

SAME STORE SEQUENTIAL RESULTS
FIRST QUARTER 2004 VERSUS FOURTH QUARTER 2003

----------------------------------------------------------- ------------ ------------- -----------
Region                                             % Units     Revenues      Expenses         NOI
------                                             -------     --------      --------         ---

New Jersey, Long Island, Hudson Valley               17.0%         0.6%         10.4%       -5.7%
Baltimore                                            15.5%         1.5%          9.0%       -2.5%
Washington                                           14.9%         0.1%          9.5%       -6.3%
Philadelphia                                         14.7%         1.4%         13.8%       -8.3%
Detroit                                              13.9%         1.3%          2.9%        0.0%
Upstate, NY                                          11.9%        -2.5%         12.4%      -17.3%
Misc.                                                 6.5%         0.6%          8.4%       -5.5%
Chicago                                               5.6%        -0.2%          2.2%       -2.5%
                                                    -----         ----          ----         ---

Total                                               100.0%         0.5%          9.3%       -5.9%
                                                    =====         ====          ====         ===
Seasonally adjusted results keeping natural gas
    and snow removal costs constant each period                    0.5%         -0.1%        1.0%
                                                                  ====          ====         ===
------------------------------------------------------------------------------- --------------- ------------ ------------- -----------

Home Properties, Inc.
March 31, 2004 Supplemental Information

Resident Statistics

                                 -------------------------------------------------------------------------------------------------
Top Six Reasons for Moveouts        1ST QTR       4TH QTR        3RD QTR       2ND QTR      1ST QTR      YEAR      YEAR       YEAR
                                       2004          2003           2003          2003         2003      2003      2002       2001
                                       ----          ----           ----          ----         ----      ----      ----       ----

Home purchase                        17.50%        20.60%         20.10%        19.40%       18.10%    19.60%    18.80%     17.80%
Employment related                   16.20%        15.00%         14.20%        15.20%       15.30%    14.90%    14.30%     15.80%
Eviction/skip                        14.10%        13.40%         10.20%        11.40%       15.20%    12.60%    10.90%     10.20%
Resident preference                  11.00%        11.70%         13.70%        12.30%       11.00%    12.20%    10.80%     10.00%
Transfer w/in HP                     10.10%        10.90%          8.20%         8.60%        8.10%     9.00%     8.10%      6.90%
Rent level                            9.80%         8.00%          9.00%         9.40%       10.10%     9.10%    11.80%     13.30%
                                 -------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Traffic                                            Signed       Turnover
                                    Traffic        Leases
                                 1st Qtr 04    1st Qtr 04
                                         To            To
                                 1st Qtr 03    1st Qtr 03     1st Qtr 04    1st Qtr 03
                                 ----------    ----------     ----------    ----------

Region
Baltimore                               15%           13%             9%            9%
Washington                              22%           15%            10%           10%
New Jersey                              27%           -2%             9%            8%
Long Island                             13%            2%            10%            9%
Hudson Valley                            6%           14%            10%           11%
Philadelphia                             1%            8%            11%           11%
Detroit                                  6%           -7%            11%           11%
Rochester                                9%          -24%            12%           11%
Buffalo                                 42%            7%            11%            9%
Syracuse                               -12%          -34%            12%           13%
Chicago                                 -4%          -11%            11%           11%

Total Portfolio                         12%            2%            10%           10%
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                              1st Qtr 04     1st Qtr 03
                                              ----------     ----------
Bad Debts as % of Rents                            0.66%          0.72%
-----------------------------------------------------------------------

HOME PROPERTIES, INC.
March 31, 2004 and 2003 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                    1ST QTR   1ST QTR
                                       2004      2003    QUARTER          %
                                     ACTUAL    ACTUAL   VARIANCE   VARIANCE
                                     ------    ------   --------   --------

ELECTRICITY                           2,062     1,765      (297)     -16.8%
GAS                                   8,610     8,303      (307)      -3.7%
WATER AND SEWER                       2,727     2,424      (303)     -12.5%
REPAIRS AND MAINTENANCE               6,467     4,934    (1,533)     -31.1%
PERSONNEL EXPENSE                    11,025    10,305      (720)      -7.0%
SITE LEVEL INCENTIVE COMPENSATION       369       216      (153)     -70.8%
ADVERTISING                           1,653     1,638       (15)      -0.9%
LEGAL AND PROFESSIONAL                  426       429         3        0.7%
OFFICE AND TELEPHONE                  1,461     1,402       (59)      -4.2%
PROPERTY INS.                         2,089     1,623      (466)     -28.7%
REAL ESTATE TAXES                    11,201    10,477      (724)      -6.9%
SNOW                                    967     1,471       504       34.3%
TRASH                                   650       731        81       11.1%
PROPERTY MANAGEMENT G & A             3,011     2,870      (141)      -4.9%
                                     ------    ------    ------        ---

TOTAL                                52,718    48,588    (4,130)      -8.5%
                                     ======    ======    ======        ===

Home Properties, Inc.
March 31, 2004 and 2003 Supplemental Information

BREAKDOWN OF "OTHER INCOME"

Recognized directly by Home Properties:                                Q1 '04    Q1 '03

Recognized directly by Home Properties:
Management fees                                                           459     1,171
Other                                                                       6        28
                                                                         ----      ----
Other Income                                                              465     1,199
                                                                         ====      ====

Equity in earnings (losses) of unconsolidated affiliates

Company's share of earnings (losses) from
   investment in limited partnerships - normal                            (54)     (605)
Share of earnings (losses) resulting from cash advances                  (484)     (135)
                                                                         ----      ----
Equity in earnings (losses) of unconsolidated affiliates                 (538)     (740)
                                                                         ====      ====

EBITDA                                                                    (24)       42
                                                                         ====      ====

General and Administrative Expenses of the Management Companies
Home Properties Resident Services, Inc.                                  (364)     (851)
                                                                         ====      ====
Home Properties Management                                               (125)     (306)
                                                                         ====      ====

Home Properties, Inc.
March 31, 2004 Supplemental Information

                                                    SUMMARY OF RECENT ACQUISITIONS

                                                                                        (1)                  Wgtd. Avg.
                                                                Purchase      # of      CAP      Purchase     Price Per
Community                                  Market     State         Date     Units     Rate    Price (mm)          Unit
---------                                  ------     -----         ----     -----     ----    ----------          ----
2004 ACQUISITIONS
Chatham Hill Apartments                New Jersey        NJ    1/30/2004       308     6.2%         $45.7      $148,292
Northwood Apartments                   New Jersey        NJ    1/30/2004       134     6.2%         $14.4      $107,612
Fairmount Apartments                   New Jersey        NJ    1/30/2004        54     6.2%          $2.2       $41,519
Kensington Apartments                  New Jersey        NJ    1/30/2004        38     6.2%          $1.8       $48,211
The Apartments at Wellington Trace        NoVA/DC        MD     3/2/2004       240     7.4%         $29.5      $123,100
The Village at Marshfield                  Boston        MA    3/17/2004       276     7.6%         $27.0       $97,725
Woodleaf Apartments                       NoVA/DC        MD    3/19/2004       228     7.1%         $20.0       $87,895
                                                                             -----     ---         ------      --------
                                                               TOTAL YTD     1,278     6.8%        $140.6      $110,113
                                                                             =====     ===         ======      ========

                                                                                                             Wgtd. Avg.
                                                                Purchase      # of               Purchase     Price Per
Community                                  Market     State         Date     Units            Price (mm)          Unit
---------                                  ------     -----         ----     -----            ----------          ----
2003 ACQUISITIONS
Stone Ends Apartments                      Boston        MA    2/12/2003       280     7.7%         $34.0      $121,429
Falkland Chase                            NoVA/DC        MD    9/10/2003       450     7.1%         $58.9      $130,836
                                                                             -----     ---         ------      --------
                                                               TOTAL YTD       730     7.3%         $92.9      $127,228
                                                                             =====     ===         ======      ========

-----------------------------------------------------------------------------------------------------------------------
TOTAL 2003 and 2004 Acquisitions                                             2,008     7.0%        $233.5      $116,335
-----------------------------------------------------------------------------------------------------------------------

Home Properties, Inc.
March 31, 2004 Supplemental Information

                             SUMMARY OF RECENT SALES

                                                                                              (1)                  Wgtd. Avg.
                                                                        Sale      # of        CAP          Sales    Price Per
Community                            Market              State          Date     Units       Rate     Price (mm)         Unit
------------------------------------ ------------------- -------- ----------- --------- ---------- -------------- ------------
2004 SALES
There have been no sales
during the first quarter of 2004

                                                                                 -----       ---           -----      -------

                                                                   TOTAL YTD         -         -               -            -
                                                                                 =====       ===           =====      =======

                                                                                              (1)                  Wgtd. Avg.
                                                                        Sale      # of        CAP          Sales    Price Per
Community                            Market              State          Date     Units       Rate     Price (mm)         Unit
---------                            ------              -----          ----     -----       ----     ----------         ----
2003 SALES
Weston Gardens                       North/Central       OH         1/8/2003       242       7.4%           $6.4      $26,595
Candlewood Apartments                South Bend          IN        1/22/2003       310       9.4%          $14.7      $47,332
Green Acres                          Philadelphia        PA        7/25/2003       212      11.0%          $10.5      $49,528
Carriage House                       Baltimore           MD        9/17/2003        50       8.3%           $1.9      $38,750
Bayberry Place                       Detroit             MI        9/25/2003       120       6.9%           $7.0      $58,333
Candlewood Gardens                   Syracuse            NY        12/5/2003       126       9.6%           $3.8      $30,159
Pines of Perinton                    Rochester           NY       12/19/2003       508       7.4%          $15.0      $29,528
                                                                                 -----       ---           -----      -------
                                                                   TOTAL YTD     1,568       8.7%          $59.3      $37,849
                                                                                 =====       ===           =====      =======

(1)  CAP rate based on projected NOI after  allowance for 3% management  fee but before capital expenditures

Home Properties, Inc.
March 31, 2004 Supplemental Information

                                                       BREAKDOWN OF OWNED UNITS BY MARKET

                                           Net                                    Net
                                      Acquired        As of    12/31/2003    Acquired       As of        Current
MARKET                     STATE       in 2003   12/31/2003    % of Units     in 2004   3/31/2004     % of Units
------                     -----       -------   ----------    ----------     -------   ---------     ----------
SUBURBAN NEW YORK CITY     NY/NJ                      6,837        16.70%         534       7,371         17.46%
BALTIMORE                  MD              -50        6,233        15.22%         468       6,701         15.87%
SUBURBAN WASHINGTON        DC              450        6,455        15.76%                   6,455         15.29%
PHILADELPHIA               PA             -212        5,917        14.45%                   5,917         14.01%
DETROIT                    MI             -120        5,574        13.61%                   5,574         13.20%
UPSTATE NEW YORK           NY             -634        4,791        11.70%                   4,791         11.35%
CHICAGO                    IL                         2,242         5.48%                   2,242          5.31%
BOSTON                     MA              280          976         2.38%         276       1,252          2.97%
PORTLAND                   ME                           595         1.45%                     595          1.41%
HAMDEN                     CT                           498         1.22%                     498          1.18%
DOVER                      DE                           432         1.06%                     432          1.02%
SOUTH BEND                 IN             -310          396         0.97%                     396          0.94%
NORTH/CENTRAL              OH             -242            0         0.00%                       0          0.00%
                                           ---       ------        -----        -----      ------         -----

TOTAL                                     -838       40,946        100.0%       1,278      42,224         100.0%

Total Upstate NY                          -634        4,791         11.7%           0       4,791          11.3%
Total Mid-Atlantic                         188       21,557         52.6%       1,002      22,559          53.4%

Home Properties, Inc.
March 31, 2004 Supplemental Information

Debt Summary Schedule

Based on properties wholly owned - before FIN 46 adjustment

FIXED
                                                                                                        MATURITY          YEARS TO
PROPERTY                                         LENDER                       RATE           BALANCE        DATE          MATURITY
--------                                         ------                       ----           -------        ----          --------
SEMINARY TOWERS - 3rd                            Wachovia                    5.910        16,514,310    07/01/04              0.25
BAYVIEW/COLONIAL                                 Midland Loan                8.350         5,578,141    11/01/05              1.59

CAMBRIDGE VILLAGE - 2nd (*)                      North Fork Bank             5.210           588,086    11/01/05              1.59
IDLYWOOD                                         Morgan Guaranty             8.625         8,729,570    11/01/05              1.59
CARRIAGE HILL - MI                               Prudential-Fannie Mae       7.360         3,460,430    01/01/06              1.76
CARRIAGE PARK                                    Prudential-Fannie Mae       7.480         4,992,350    01/01/06              1.76
MID-ISLAND                                       North Fork Bank             7.500         6,675,000    05/01/06              2.08
DEVONSHIRE - 1st (*)                             AMI Capital                 7.100        19,119,973    06/01/06              2.17
NEWCASTLE                                        Presidential Funding        6.450         6,000,000    07/31/06              2.33
COUNTRY VILLAGE                                  PW Funding                  8.385         6,266,095    08/01/06              2.34
HAMPTON COURT                                    ORIX RE Capital             8.875         3,359,713    09/01/06              2.42
RAINTREE                                         Capitalized Lease           8.500         5,741,821    11/01/06              2.59
MILL TOWNE VILLAGE                               Prudential-Fannie Mae       6.325         8,530,000    01/01/07              2.76
WOODGATE PLACE                                   ARCS Mortgage               7.865         3,222,393    01/01/07              2.76
BRITTANY PLACE                                   CapMark Svcs.               4.780        19,650,845    06/11/07              3.20
SEMINARY TOWERS - 1st                            Wachovia                    8.220         2,112,158    07/01/07              3.25
SEMINARY TOWERS - 2nd                            Wachovia                    8.400         1,453,970    07/01/07              3.25
SOUTHERN MEADOWS (*)                             CapMark Svcs.               7.250        19,753,315    07/11/07              3.28
COURTYARDS VILLAGE (*)                           Berkshire Mtg-Freddie       6.670         5,075,570    08/01/07              3.34

LIBERTY COMMONS LAND                             V & E Enterprises, Inc.     7.000           540,000    09/25/07              3.49
GARDENCREST (*)                                  Legg Mason(Sun Life)        6.000         4,325,026    11/01/07              3.59
ROYAL GARDENS APTS. - 1st                        M & T Bank - Freddie        4.900        31,843,687    11/01/07              3.59
ROYAL GARDENS APTS. - 2nd                        M & T Bank - Freddie        4.550         1,496,078    11/01/07              3.59
FENLAND FIELD                                    Prudential-Fannie Mae       5.050        12,441,869    12/01/07              3.67
HP@NEWARK (CHSTNT CRSG)                          Prudential-Fannie Mae       4.840        17,067,430    12/01/07              3.67
STRATFORD GREENS - 1st (*)                       North Fork Bank             5.690        13,918,304    12/01/07              3.67
STRATFORD GREENS - 2nd (*)                       North Fork Bank             5.690         2,108,750    12/01/07              3.67
VILLAGE SQUARE 1, 2 AND 3                        Prudential-Fannie Mae       5.050        21,688,607    12/01/07              3.67
CYPRESS PLACE                                    Reilly Mortgage             7.130         6,296,954    01/01/08              3.76
MAPLE LANE APTS - II                             AMI Capital                 7.205         5,635,777    01/01/08              3.76
PAVILION - 2nd                                   Capri Capital               7.450         3,719,442    01/01/08              3.76
PAVILION -3rd                                    Capri Capital               5.030        18,091,763    01/01/08              3.76
THE LANDINGS - 2nd                               Capri Capital               6.740         3,696,795    01/01/08              3.76
THE LANDINGS -1st                                Capri Capital               6.930         9,397,018    01/01/08              3.76
VIRGINIA VILLAGE                                 First Union NB - Svcr       6.910         9,232,880    01/01/08              3.76
CAMBRIDGE VILLAGE - 1st (*)                      North Fork Bank             5.960         2,727,958    03/01/08              3.92
YORKSHIRE VILLAGE (*)                            North Fork Bank             5.810         1,566,716    03/01/08              3.92
DETROIT PORTFOLIO                                Morgan Guaranty             7.510        44,574,862    06/01/08              4.17
WELLINGTON WOODS/LAKES                           ORIX RE Capital             6.980         7,684,884    06/01/08              4.17
CHATHAM HILL - 1st                               Bank of New York            3.900        21,445,066    07/01/08              4.25
NORTHWOOD - 1st                                  Bank of New York            3.850         5,929,837    07/01/08              4.25
RACQUET CLUB SOUTH                               Legg Mason RE               6.980         2,909,608    07/01/08              4.25
WESTWOOD VILLAGE - 1st (*)                       M and T Bank                5.940        16,372,560    10/31/08              4.59
STONE ENDS                                       Prudential-Fannie Mae       4.530        23,934,234    11/01/08              4.59

WESTWOOD VILLAGE - 2nd (*)                       M and T Bank                5.940           969,160    11/01/08              4.59
GOLF CLUB (HP @)                                 ARCS Mortgage               6.585        16,146,006    12/01/08              4.67
DEVONSHIRE - 2nd                                 AMI Capital                 6.720         4,867,282    01/01/09              4.76

MANSION HOUSE                                    1st Niagara Bank            7.500           639,833    01/01/09              4.76
BLACKHAWK                                        M&T Bank-Freddie Mac        5.060        13,900,022    12/01/09              5.67
WILLIAM HENRY                                    Legg Mason RE               5.310        23,578,773    12/01/09              5.67
CHERRY HILL                                      Prudential                  5.360         5,263,347    01/01/10              5.76
ELMWOOD TERRACE                                  John Hancock                5.300        22,008,627    01/01/10              5.76
GLEN MANOR                                       Prudential-Fannie Mae       5.065         6,070,488    01/01/10              5.76
HILL BROOK APTS                                  M & T Bank - Freddie        5.210        11,701,945    01/01/10              5.76
RIDLEY BROOK                                     Prudential-Fannie Mae       4.865        10,135,291    01/01/10              5.76
SHERRY LAKE                                      GMAC                        5.180        20,353,611    01/01/10              5.76
MULTI-PROPERTY                                   M & T Bank - Freddie        7.575        45,400,000    05/01/10              6.09
CIDER MILL - 1st                                 Berkshire Mtg-Freddie       7.700        46,905,355    10/01/10              6.51
CIDER MILL - 2nd                                 Berkshire Mtg-Freddie       5.180        18,855,978    10/01/10              6.51
HP@DEVON (SGRTWN MEWS)                           Prudential-Fannie Mae       7.500        28,892,000    10/01/10              6.51
TREXLER PARK (HP @)                              Prudential-Fannie Mae       7.500        10,140,000    10/01/10              6.51
MULTI-PROPERTY                                   Prudential-Fannie Mae       7.250        32,978,000    01/01/11              6.76
MULTI-PROPERTY                                   Prudential-Fannie Mae       6.360         8,141,000    01/01/11              6.76
MULTI-PROPERTY                                   Prudential-Fannie Mae       6.160        58,881,000    01/01/11              6.76
ORLEANS VILLAGE                                  Prudential-Fannie Mae       6.815        43,745,000    01/01/11              6.76
RACQUET CLUB                                     Prudential-Fannie Mae       6.875        22,152,861    04/01/11              7.01
MEADOWS APARTMENTS                               Prudential-Fannie Mae       6.875         3,414,185    05/01/11              7.09

TIMBERCROFT TH's 1 - 1st                         GMAC                        8.500           697,586    05/01/11              7.09
LAKE GROVE                                       Prudential-Fannie Mae       6.540        26,955,015    12/01/11              7.67

MULTI_PROPERTY NOTES PAY                         Seller Financing            4.000           665,329    02/01/12              7.84

TIMBERCROFT TH's 3 - 1st                         GMAC                        8.000           959,987    02/01/12              7.84
APPLE HILL                                       M&T Bank-Freddie Mac        6.650        25,521,229    03/01/12              7.92
APPLE HILL - 2nd                                 M&T Bank-Freddie Mac        5.470         4,280,534    03/01/12              7.92
EMERSON SQUARE                                   M&T Bank-Freddie Mac        6.850         2,250,206    03/01/12              7.92
FAIRVIEW                                         M&T Bank-Freddie Mac        6.850         7,572,431    03/01/12              7.92
PARADISE LANE                                    M&T Bank-Freddie Mac        6.830         8,833,772    03/01/12              7.92
PERINTON MANOR                                   M&T Bank-Freddie Mac        6.850         9,367,410    03/01/12              7.92
CASTLE CLUB (HP @)                               Legg Mason RE               9.550         6,862,832    05/01/12              8.09
GATEWAY VILLAGE                                  Prudential-Fannie Mae       6.885         7,143,575    05/01/12              8.09
THE COLONIES                                     Prudential-Fannie Mae       7.110        21,560,977    06/01/12              8.18
CARRIAGE HILL - NY                               M&T Bank-Freddie Mac        6.850         5,893,002    07/01/12              8.26
CORNWALL PARK                                    M&T Bank-Freddie Mac        6.830         5,696,178    07/01/12              8.26
HARBORSIDE MANOR - 1st                           M&T Bank-Freddie Mac        6.850         7,415,361    07/01/12              8.26
HARBORSIDE MANOR - 2nd                           M&T Bank-Freddie Mac        5.680         1,217,412    07/01/12              8.26
LAKESHORE VILLAS                                 M&T Bank-Freddie Mac        6.850         5,092,536    07/01/12              8.26
PATRICIA APTS                                    M&T Bank-Freddie Mac        6.830         5,401,549    07/01/12              8.26
PEARL STREET                                     M&T Bank-Freddie Mac        6.830         1,114,683    07/01/12              8.26
SUNSET GARDENS - 1st                             M&T Bank-Freddie Mac        6.830         5,990,808    07/01/12              8.26
SUNSET GARDENS - 2nd                             M&T Bank-Freddie Mac        5.520         2,893,661    07/01/12              8.26
WESTMINISTER PLACE                               M&T Bank-Freddie Mac        6.850         6,678,736    07/01/12              8.26
WOODHOLME MANOR                                  Prudential-Fannie Mae       7.160         3,834,997    07/01/12              8.26
CANTERBURY APARTMENTS                            M&T Bank-Fannie Mae         5.020        30,424,270    05/01/13              9.09
MORNINGSIDE                                      Morgan Guaranty             6.990        18,406,492    05/01/13              9.09
MULTI-PROPERTY                                   Prudential - Fannie Mae     6.475       100,000,000    08/31/13              9.42
1600 ELMWOOD AVE                                 Legg Mason-Freddie          5.630        11,139,625    10/01/13              9.51
DEERFIELD WOODS                                  GE Financial                7.000         3,184,056    01/01/14              9.76
FALKLAND CHASE                                   Capri Capital               5.480        15,719,000    04/01/14             10.01
CURREN TERRACE                                   M&T Bank-Freddie Mac        5.360        15,158,578    10/01/14             10.51
SPRINGWELLS                                      AMEX/IDS                    8.000        10,453,939    07/01/15             11.26
PAVILION - 1st                                   Capri Capital               8.000         7,902,214    11/01/18             14.60
BONNIE RIDGE - 1st                               Prudential                  6.600        16,975,958    12/15/18             14.72
BONNIE RIDGE - 2nd                               Prudential                  6.160        19,802,393    12/15/18             14.72
TIMBERCROFT TH's 1 - 2nd                         Allfirst Mtg                8.375         2,114,354    06/01/19             15.18
TIMBERCROFT TH's 3 - 2nd                         Allfirst Mtg                8.375         3,114,273    06/01/19             15.18
VILLAGE GREEN, FW                                ARCS Mortgage               8.230         3,907,967    10/01/19             15.51
RAINTREE                                         Leasehold Mortgage          8.500         1,052,848    04/30/20             16.09
MACOMB MANOR                                     EF&A Funding                8.630         3,754,086    06/01/21             17.18
SHAKESPEARE PARK                                 Reilly Mortgage             7.500         2,438,497    01/01/24             19.77
HOLIDAY SQUARE (*)                               Red Capital (Servicer)      6.700         3,649,354    03/01/24             19.93
WOODLEAF                                         HOC of Montgom Cty          5.080         8,232,562    02/01/27             22.85
BARI MANOR (*)                                   Wachovia (Servicer)         4.440         3,065,078    10/11/28             24.55
HUDSON VIEW ESTATES (*)                          Wachovia (Servicer)         4.500         2,374,381    10/11/28             24.55

SHERWOOD TOWNHOUSES (*)                          Wachovia (Servicer)         4.290           744,755    10/11/28             24.55
SPARTA BROOK (*)                                 Wachovia (Servicer)         4.440         1,937,852    10/11/28             24.55
OWINGS RUN 1                                     Reilly Mortgage             8.000        17,234,905    10/01/35             31.52
OWINGS RUN 2                                     Prudential Huntoon          8.000        14,381,445    06/01/36             32.19
THE VILLAGE AT MARSHFIELD                        Capstone Realty (HUD)       5.950        24,590,370    01/01/42             37.78

     WTD AVG - FIXED SECURED                                                  6.41     1,406,268,667                     7.95
                                                                                       -------------
     % OF PORTFOLIO - FIXED                                                                     92.7%

VARIABLE SECURED
VARIABLE SECURED
    MAPLE LANE - I  - Eqv. Bond Yield            Civitas Bank                 2.99          5,945,000       07/27/07     3.32
    CHATHAM HILL 2ND - L + 150                   Bank of New York             2.60          6,609,737       07/01/08     4.25
    NORTHWOOD 2nd - L + 150                      Bank of New York             2.60          2,738,112       07/01/08     4.25
    FALKLAND CHASE - BMA Index                   Capri Capital                2.10         24,695,000       10/01/30    26.52
          Adjusts Weekly

     WTD AVG - VARIABLE SECURED                                              2.35          39,987,849                   17.86
                                                                                       -------------

     WTD AVG - TOTAL SECURED DEBT                                            6.30       1,446,256,516                    8.11

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                          MandTBanket.al.                      2.24          71,000,000       09/01/05     1.42
         Adjusts Daily  LIBOR + 125

--------------------------------------------------------------------------
     WTD AVG - COMBINED DEBT                                                6.108      1,517,256,516                     7.80
                                                                                       -------------

------------------------------------------------------ --- -----------------------                                     -------
WTG AVG - TOTAL SECURED DEBT                                                 6.30                                        8.11
------------------------------------------------------ --- -----------------------                                     -------
WTD AVG - TOTAL PORTFOLIO                                                    6.11                                        7.80
------------------------------------------------- ---- --- -----------------------                                     -------

(*)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

--------------------------------------------------------------------------------
                            FREE AND CLEAR PROPERTIES
--------------------------------------------------------------------------------
1600 East Avenue                  164      Kensington                        38
Arbor Crossing                    134      Maple Tree                        84
Beechwood Gardens                 160      Northgate Manor                  224
Brook Hill                        192      Rider Terrace                     24
Cedar Glen                        110      Sherwood House                     6
Coventry Village                   94      South Bay Manor                   61
East Hill Gardens                  33      Terry Apartments                  65
Fairmount                          54      The Colony                       783
Gardencrest                        60      The Lakes                        434
Glen Brook                        177      The Sycamores                    185
Hawthorne Court                   408      Wellington Trace                 240
Hawthorne Estates                  26      West Springfield Terrace         244
Heritage Square                    80      Woodmont Village                  96
Muncy - Holiday Square             23

Total Free and Clear Properties:   27                Units:              4,199
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FIXED RATE
                             MATURING DEBT SCHEDULE
--------------------------------------------------------------------------------

                           MATURING              WTD AVG             Percent of
     YEAR                      DEBT                 RATE                  Total
     ----                      ----                 ----                  -----
     2004                16,514,310                 5.91                  1.17%
     2005                14,895,797                 8.39                  1.06%
     2006                55,615,382                 7.52                  3.95%
     2007               165,228,000                 5.56                 11.75%
     2008               200,331,521                 6.07                 14.25%
     2009                42,985,910                 5.42                  3.06%
     2010               258,704,641                 6.67                 18.40%
     2011               163,986,647                 6.53                 11.66%
     2012               146,247,206                 6.90                 10.40%
     2013               159,970,387                 6.20                 11.38%
     2014                34,061,634                 5.57                  2.42%
   2015-2042            147,727,232                 6.71                 10.50%
                      -------------                 ----                ------

     TOTAL            1,406,268,667                 6.31                100.00%
--------------------------------------------------------------------------------

Home Properties, Inc.
NAV calculation as of March 31, 2004

Net Asset Value Calculation
---------------------------
Based on properties wholly owned - before FIN 46 adjustment

Cap Rate (after 3% G & A, before capital expenditures)             7.25%         7.50%          7.75%          8.00%          8.25%
                                                                   -----         -----          -----          -----          -----

1st QTR 2004
Rent                                                             108,526       108,526        108,526        108,526        108,526
Property other income                                              4,054         4,054          4,054          4,054          4,054
Operating and maintenance expense                                (54,232)      (54,232)       (54,232)       (54,232)       (54,232)
                                                               ---------    ----------     ----------     ----------     ----------
Property NOI                                                      58,348        58,348         58,348         58,348         58,348
Adjustment for 1st QTR acquisitions                                1,415         1,415          1,415          1,415          1,415
                                                               ---------    ----------     ----------     ----------     ----------
Effective 1st QTR "run rate"                                      59,763        59,763         59,763         59,763         59,763

Annualized (1st qtr = 23.0% due to seasonality)                  259,840       259,840        259,840        259,840        259,840
NOI growth for next 12 months @ 4%                                10,394        10,394         10,394         10,394         10,394
                                                               ---------    ----------     ----------     ----------     ----------
Adjusted NOI                                                     270,234       270,234        270,234        270,234        270,234
                                                                       -
Real estate value using above cap rate                         3,727,359     3,603,114      3,486,884      3,377,919      3,275,558
Balance sheet adjustments before FIN 46
Cash                                                               6,254         6,254          6,254          6,254          6,254
Other assets                                                      83,260        83,260         83,260         83,260         83,260
Less:
  Deferred charges                                                (9,186)       (9,186)        (9,186)        (9,186)        (9,186)
  Intangible                                                      (2,214)       (2,214)        (2,214)        (2,214)        (2,214)
                                                               ---------    ----------     ----------     ----------     ----------
Gross value                                                    3,805,473     3,681,228      3,564,998      3,456,033      3,353,672
Less liabilities and perpetual preferred stock                (1,640,694)   (1,640,694)    (1,640,694)    (1,640,694)    (1,640,694)
                                                               ---------    ----------     ----------     ----------     ----------
Net Asset Value                                                2,164,779    $2,040,534     $1,924,304     $1,815,339     $1,712,978
                                                               =========    ==========     ==========     ==========     ==========

Per share/unit - fully diluted                                    $43.69        $41.18         $38.84         $36.64         $34.57
                                                               =========    ==========     ==========     ==========     ==========

------------------------------------------------------------------------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                                  6.66%         6.88%          7.11%          7.34%          7.57%
------------------------------------------------------------------------------------------------------------------------------------
Adjustment for Acquisitions
                                                                               Initial                     # of days
                                                                           Unleveraged      Quarterly        Missing
Property                  Units         Region      Price           Date        Return            NOI     In Quarter            Adj
--------                  -----         ------      -----           ----        ------            ---     ----------            ---
Nodar Portfolio             534     New Jersey    $64,100      1/30/2004          6.2%            994             29           $317
Wellington Trace            240       No VA/DC    $29,500       3/2/2004          7.4%            546             61           $366
Village at Marshfield       276         Boston    $27,000      3/17/2004          7.6%            513             76           $428
Woodleaf                    228       No VA/DC    $20,000      3/19/2004          7.1%            355             78           $304
                          -----                                                                                             ------
                          1,278                                                                                             $1,415
------------------------------------------------------------------------------------------------------------------------------------
Reconcilation to financial statements:                                           Other            O&M
                                                                    Rent        Income        Expense
                                                                    ----        ------        -------
Per financial statement                                          108,526         4,054       (54,232)
Add back properties classified as discontinued operations
  still owned at March 31, 2004                                        -             -              -

Proper run rate before acquisitions                              108,526         4,054       (54,232)
                                                               =========    ==========     ==========

Operating expenses now include a charge for G & A, so NAV calculation does not need additional allocation.

                              Home Properties, Inc.
                     March 31, 2004 Supplemental Information

                      Recurring Capital Expenditure Summary

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition,
development,  rehabilitation,   construction,  and  improvement  of  properties.
Capital  improvements  are costs that  increase  the value and extend the useful life of an asset.  Ordinary repair and maintenance  costs that do not extend the useful life of the asset are  expensed as  incurred.  Costs  incurred on a lease turnover  due to normal wear and tear by the  resident are expensed on the turn.
Recurring capital  improvements  typically  include:  appliances,  carpeting and flooring,  HVAC equipment,  kitchen/ bath cabinets, new roofs, site improvements and various exterior  building  improvements.  Non-recurring  upgrades  include, among other items:  community centers,  new windows, and kitchen/ bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                        Maintenance
                                                                        Capitalized         Expense            Total
                                            Capitalized                 Expenditure        Cost per         Cost per
                                               Cost per      Useful        Per Unit            Unit             Unit
Category                                           Unit     Life(1)     Per Year(2)     Per Year(3)         Per Year
---------------------------------------------------------------------------------------------------------------------
Appliances                                       $1,000          18             $55             $ 5             $ 60
Blinds/Shades                                       130           6              22               6               28
Carpets/Cleaning                                    840           6             140              97              237
Computers, equipment, misc.(4)                      120           5              22              29               51
Contract repairs                                      -           -               -             102              102
Exterior painting(5)                                 84           5              17               1               18
Flooring                                            250           8              31               -               31
Furnace/Air (HVAC)                                  765          24              32              43               75
Hot water heater                                    130           7              19               -               19
Interior painting                                     -           -               -             138              138
Kitchen/Bath cabinets                             1,100          25              44               -               44
Landscaping                                           -           -               -             106              106
New roof                                            800          23              35               -               35
Parking lot                                         400          15              27               -               27
Pool/Exercise facility                              100          15               7              23               30
Windows                                             980          36              27               -               27
Miscellaneous(6)                                    705          15              47              40               87
---------------------------------------------------------------------------------------------------------------------
Total                                            $7,404                        $525            $590           $1,115
---------------------------------------------------------------------------------------------------------------------

(1)  Estimated  weighted  average actual physical useful life of the expenditure capitalized.

(2)  This amount is not  necessarily  incurred  each and every year.  Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  These expenses are included in the Operating and  maintenance  line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included in the $590 per unit maintenance estimate. All personnel costs for site  supervision,  leasing agents,  and maintenance staff are combined and disclosed in the Company's  same-store expense detail schedule.  The annual per unit cost of  maintenance  staff would add another $570 to expenses and total cost figures provided.

(4)  Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)  The level of  exterior  painting  may be lower  than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  other  exposed  exterior  surfaces are most often covered with aluminum or vinyl.

(6)  Includes items such as: balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique  strategy  in  operating  apartments,  which  has been to  improve  every property  every year  regardless  of age.  Another  part of its  strategy  is to purchase  older  properties and rehab and  reposition  them to enhance  internal rates of return.  This strategy results in higher costs of capital  expenditures and  maintenance  costs which is more than justified by higher  revenue  growth, higher net operating income growth and a higher rate of property appreciation.

                              Home Properties, Inc.
                     March 31, 2004 Supplemental Information

                           Capital Expenditure Summary

The  Company  estimates  that  during  the  three-months  ended  March 31,  2004 approximately  $131 per unit was spent on recurring  capital  expenditures.  The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring,  revenue generating capital improvements as follows:

                 For the three-month period ended March 31, 2004
                      (in thousands, except per unit data)

                                                                        Non-                           Total
                                        Recurring                  Recurring                         Capital
                                           Cap Ex    Per Unit(a)      Cap Ex   Per Unit(a)      Improvements    Per Unit(a)
                                           ------   ------------      -------  -----------      ------------   ------------
New Buildings                                $  -            $ -       $ 553           $13             $ 553            $13
Major building improvements                   944             23       2,495            60             3,439             83
Roof replacements                             361              9          81             2               442             11
Site improvements                             346              8         798            19             1,144             27
Apartment upgrades                            681             16       5,818           140             6,499            156
Appliances                                    566             14         394            10               960             24
Carpeting/Flooring                          1,775             43         526            13             2,301             56
HVAC/Mechanicals                              523             13       2,350            57             2,873             70
Miscellaneous                                 230              5         775            19             1,005             24
                                           ------           ----     -------          ----           -------           ----
Totals                                     $5,426           $131     $13,790          $333           $19,216           $464
                                           ======           ====     =======          ====           =======           ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  40,216  core  units,  2003  acquisition  units  of 730 and  2004 acquisition units of 519 for the three-month period ended March 31, 2004.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                 For the three-month period ended March 31, 2004
                      (in thousands, except per unit data)

                                                                        Non-                            Total
                                        Recurring                  Recurring                          Capital
                                           Cap Ex       Per Unit      Cap Ex       Per Unit      Improvements      Per Unit
                                           ------       --------      ------       --------      ------------      --------
Core Communities                           $5,263           $131     $13,737           $342           $19,000          $473
2004 Acquisition Communities                   68            131           2              4                70           135
2003 Acquisition Communities                   95            131          51             70               146           201
Sub-total                                   5,426            131      13,790            333            19,216           464
2004 Disposed Communities                       -              -           -              -                 -             -
Corporate office expenditures(1)                -              -           -              -               630             -
                                           ------           ----     -------           ----           -------          ----
                                           $5,426           $131     $13,790           $333           $19,846          $464
                                           ======           ====     =======           ====           =======          ====

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

                 Adjusted Net Operating Income - Core Properties
                 -----------------------------------------------

                                           First          First
                                         Quarter        Quarter
                                        03/31/04       03/31/03         Change
                                        --------       --------         ------

Net Operating Income                     $55,757        $54,363           2.6%

Less: Non-recurring Cap Ex @ 9%         (1,236)              -             -
                                         -------        -------           ---

Adjusted Net Operating Income            $54,521        $54,363           0.3%
                                         =======        =======           ===

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 9% cost of capital on these additional  expenditures,  what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Home Properties, Inc.
March 31, 2004 Supplemental Information

2004 Earnings Guidance                                              Actual
                                                                     First        Second         Third       Fourth
                                                                   Quarter       Quarter       Quarter      Quarter            Year
                                                                   -------       -------       -------      -------            ----
FFO per share - 2004 guidance                                       $0.615     $.74-$.76     $.77-$.80    $.73-$.76     $2.85-$2.94
Midpoint of guidance                                                               $0.75        $0.785       $0.745          $2.895

FFO per share - 2003 actual                                         $0.598        $0.746        $0.779       $0.745          $2.879
Improvement projected                                                 2.9%          0.5%          0.8%         0.0%            0.6%

Assumptions for mid-point of guidance:
--------------------------------------
Same store rental growth (after concessions and bad debts) (1)        5.2%          4.2%          3.3%         3.5%            4.0%

Same store expense growth                                  (2)        8.5%          5.4%          4.8%         5.4%            6.1%

Same store NOI growth                                                 2.6%          3.3%          2.3%         2.2%            2.6%

NOI growth by region: (as originally issued in February, 2004)                                                                 6.3%
Washington, DC                                                                                                                 6.0%
Hudson Valley                                                                                                                  4.3%
Long Island                                                                                                                    3.5%
New Jersey                                                                                                                     3.2%
Boston                                                                                                                         2.7%
Baltimore                                                                                                                      1.4%
Philadelphia                                                                                                                   0.5%
Upstate NY                                                                                                                     0.3%
Detroit                                                                                                                       -4.4%
Chicago
                                                                     93.5%         93.6%         93.5%        93.0%           93.4%
Same store 2004 economic occupancy                                   91.1%         92.6%         93.4%        93.3%           92.6%
Same store 2003 economic occupancy                                    2.4%          1.0%          0.1%        -0.3%            0.8%
Difference in occupancy

                                                               $141million     $0million    $54million   $55million     $250million
Acquisition pace
                                                                 $0million    $10million    $20million   $20million      $50million
Disposition pace

Original notes as issued in February, 2004
------------------------------------------

(1)  Rental rates are projected to increase 2.5%.  Concessions  are projected to slow down,  resulting  in a 12% drop,  adding  0.6% to net  rental  income.
     Finally,  occupancies are expected to pick up 0.6% for the year, mostly due to positive  comparisons  to the first two quarters of 2003 which were very weak.  We ended 2003 at 93.1% for the fourth  quarter,  1.1% better than we achieved in the fourth  quarter of 2002 - so we are much better  positioned to exceed first quarter 2003 results.

(2)  Expense growth rates assumed for the midpoint of guidance for major expense categories are as follows:

                                   % of Total    % Increase
                                     Expenses     Over 2003
                                     --------     ---------
Natural gas heating costs               11.0%         12.3%
Repairs and maintenance                 16.0%          4.3%
Total personnel costs                   23.0%          5.1%
Property insurance                       4.0%          7.7%
Real estate taxes                       25.0%          5.8%
Snow removal costs                       1.0%        -12.1%

(3)  Other comments:  G & A costs are expected to increase 2%. Any costs savings from reduced management activity will mostly offset other increases.  Other income is  expected  to drop 50% from 2003 based on greatly  reduced  third party  management  activity,  and be slightly front end loaded.  Impairment charges due to cash advances  written off (2003 actual of $1,793)  expected to have a run rate of 60% of 2003 level, but front loaded more in first six months.

Home Properties, Inc.
March 31, 2004 Supplemental Information

Consolidation Summary of the Balance Sheet as of March 31, 2004
(in thousands, except share and per share data)

                                                                                                         Effect of
                                                                                 March 31, 2004             FIN 46   March 31, 2004
                                                                                 (before FIN 46)     Consolidation    (as reported)
                                                                                 ---------------     -------------    -------------
ASSETS
Real estate:
  Land                                                                                  $399,991          $ 14,354        $ 414,345
  Buildings, improvements and equipment                                                2,524,019           201,715        2,725,734
                                                                                      ----------          --------       ----------
                                                                                       2,924,010           216,069        3,140,079
  Less:  accumulated depreciation                                                    (351,566)         (63,750)       (415,316)
                                                                                      ----------          --------       ----------
         Real estate, net                                                              2,572,444           152,319        2,724,763

Cash and cash equivalents                                                                  6,254               850            7,104
Cash in escrows                                                                           40,650             7,645           48,295
Accounts receivable                                                                        3,412             1,248            4,660
Prepaid expenses                                                                          18,419             1,008           19,427
Investment in and advances to affiliates                                                   4,256        (4,208)               48
Deferred charges                                                                           9,186             5,089           14,275
Other assets                                                                               7,337               284            7,621
                                                                                      ----------          --------       ----------
         Total assets                                                                 $2,661,958          $164,235       $2,826,193
                                                                                      ==========          ========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                                                $1,446,257          $129,149       $1,575,406
Line of credit                                                                            71,000                 -           71,000
Accounts payable                                                                          14,710               888           15,598
Accrued interest payable                                                                   7,485             2,504            9,989
Accrued expenses and other liabilities                                                    18,148               797           18,945
Security deposits                                                                         23,094             1,174           24,268
                                                                                      ----------          --------       ----------
         Total liabilities                                                             1,580,694           134,512        1,715,206
                                                                                      ----------          --------       ----------

Commitments and contingencies
Minority interest                                                                        327,332            30,044          357,376
                                                                                      ----------          --------       ----------
Stockholders' equity:
   Cumulative redeemable preferred stock, $.01 par value; 3,000,000 shares authorized; 2,400,000 shares issued and outstanding at
     March 31, 2004 and December 31, 2003                                                 60,000                 -           60,000
   Convertible cumulative preferred stock, $.01 par value; 10,000,000 shares authorized; 250,000 shares issued and outstanding at March 31, 2004 and
December 31, 2003                                                                         25,000                 -           25,000
   Common stock, $.01 par value;  80,000,000 shares authorized;  32,688,962 and
     31,966,240  shares issued and  outstanding  at March 31, 2004 and December
     31, 2003, respectively                                                                  327                 -              327
   Excess  stock,  $.01 par  value;  10,000,000  shares  authorized;  no shares
     issued or outstanding                                                                     -                 -                -
   Additional paid-in capital                                                            813,290                 -          813,290
   Accumulated other comprehensive income (loss)                                       (470)                 -        (470)
   Distributions in excess of accumulated earnings                                    (144,135)          (321)       (144,456)
   Officer and director notes for stock purchases                                       (80)                 -         (80)
                                                                                      ----------          --------       ----------
         Total stockholders' equity                                                      753,932          (321)          753,611
                                                                                      ----------          --------       ----------
         Total liabilities and stockholders' equity                                   $2,661,958          $164,235       $2,826,193
                                                                                      ==========          ========       ==========